SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported)	May 7, 2008

SOUTHWESTERN ELECTRIC POWER COMPANY
(Exact Name of Registrant as Specified in Its Charter)

1-3146	Delaware	72-0323455
(Commission File Number)	(State or Other Jurisdiction of Incorporation)	(IRS Employer Identification No.)

1 Riverside Plaza, Columbus, OH	43215
(Address of Principal Executive Offices)	(Zip Code)

614-716-1000
(Registrant’s Telephone Number, Including Area Code)

None
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03                      Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 7, 2008, Southwestern Electric Power Company (the “Company”) filed an amendment to its certificate of incorporation with the Secretary of State of Delaware.  The amendment provides the holders of shares of preferred stock of the Company the right to vote upon matters submitted for approval by the shareholders of the Company.  Prior to the amendment, holders of shares of preferred stock were permitted to vote only in certain limited circumstances.

The foregoing description of the amendment to the Certificate of Incorporation is qualified in its entirety by reference to the amendment to the Certificate of Incorporation adopted by the Board of Directors and approved by the sole shareholder, a copy of which is attached and incorporated herein as Exhibit 3.1 to this Current Report on Form 8-K.

Item 9.01.                                Financial Statements and Exhibits

(d)           Exhibits

3.1	Certificate of Amendment of Restated Certificate of Incorporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

SOUTHWESTERN ELECTRIC POWER COMPANY
By:	/s/ Thomas G. Berkemeyer
Name:	Thomas G. Berkemeyer
Title	Assistant Secretary

May 7, 2008

Exhibit 3.1
CERTIFICATE OF AMENDMENT
OF
RESTATED CERTIFICATE OF INCORPORATION
* * * * *
SOUTHWESTERN ELECTRIC POWER COMPANY, a corporation organized and existing under and by virtue of the General Corporation Law of the State of Delaware,
DOES HEREBY CERTIFY:

FIRST:  That the Board of Directors at a meeting duly held, adopted a resolution proposing and declaring advisable the following amendment to the Restated Certificate of Incorporation of said corporation:

RESOLVED, that the Restated Certificate of Incorporation of Southwestern Electric Power Company be amended by changing Article IV, Paragraph 7(a) thereof so that, as amended, said Paragraph 7(a) of Article IV shall be and read as follows:

"(a)                      Each record holder of outstanding shares of Preferred Stock shall, at all meetings of stockholders of the corporation, have one (1) vote for each share of Preferred Stock held by such holder, and the Preferred Stock shall vote with the Common Stock and not as a separate class, except as expressly provided in Paragraph (4) or (5) of this Article IV or in this Paragraph (7) and except as may be required by law.  In such excepted cases, each record holder of outstanding shares of the Preferred Stock shall have ten (10) votes for each share of the Preferred Stock held by such holder, except as may be required by law, and shall not vote together with the Common Stock.  Each record holder of outstanding shares of Common Stock shall, at all meetings of stockholders of the corporation, have one (1) vote for each share of Common Stock held by him, except as otherwise provided in this Paragraph (7)."

SECOND:  That in lieu of a meeting and vote of stockholders, the stockholders have given unanimous written consent to said amendment in accordance with the provisions of Section 228 of the General Corporation Law of the State of Delaware.

THIRD:  That the aforesaid amendment was duly adopted in accordance with the applicable provisions of Sections 242 and 228 of the General Corporation Law of the State of Delaware.

IN WITNESS WHEREOF, said Southwestern Electric Power Company has caused this certificate to be signed by L. Rahmond Staggers, its Secretary, this 1st day of May, 2008.

                                    __/s/ L. Rahmond Staggers________
                                    By:  L. Rahmond Staggers
                                    Secretary